UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2016

                               CEL-SCI CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                      001-11889                84-0916344
  -----------------------          ------------------         ----------------
(State or other jurisdiction      (Commission File No.)     (IRS  Employer
    of incorporation)                                        Identification No.)

                              8229 Boone Blvd. #802
                                Vienna, VA 22182
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (703) 506-9460


                                       N/A
                 -----------------------------------------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the  Securities  Act
    (17CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Item 1.02   Termination of a Material Definitive Agreement.

     As of January 12, 2016 the Company owed the de Clara Trust (the "Trust") $1,105,989, which amount included accrued and unpaid interest. The maturity date of the loan from the Trust was July 6, 2018. Although the Trust could only demand payment prior to July 6, 2018 upon giving the Company a minimum ten-day notice, on January 13, 2016 the Company and the Trust agreed to the full repayment of the loan. Following repayment, the Trust invested $1,110,000 in shares of the Company's common stock and warrants. The de Clara Trust is controlled by Geert Kersten, the Company's Chief Executive Officer and a Director.







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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 15, 2016             CEL-SCI CORPORATION



                                    By:/s/ Patricia B. Prichep
                                       -----------------------------------
                                       Patricia B. Prichep,
                                       Senior Vice President of Operations